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TO THE STOCKHOLDERS OF
MOLECULAR DYNAMICS, INC.

     We have enclosed herewith a new form of proxy for the Annual Meeting of Stockholders of Molecular Dynamics, Inc. to be held on May 22, 1997. The proxy was revised to correct a clerical error in the form that was previously mailed to you on April 23, 1997 which omitted the name of Jack Lloyd under Proposal 1 as a director nominee.

     If you do not plan to attend the Annual Meeting in person and have already completed and returned the prior version of the proxy previously mailed to you, you should complete only Proposal 1 of the proxy, sign, date and return it in the enclosed envelope. Your vote for Proposals 2, 3 and 4 set forth in the prior proxy will remain valid. If you do not plan to attend the Annual Meeting in person and have not yet completed and returned the proxy, please discard the prior version of the proxy and complete the enclosed amended proxy, sign, date and return it in the enclosed envelope. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

     The prompt return of your proxy will assist us in preparing for the Annual Meeting. Thank you for your cooperation.


                                /s/ Jay Flatley

                                 Jay Flatley
                                 President and Chief Executive Officer

Sunnyvale, California
May 2, 1997
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PROXY                                                                      PROXY

                            MOLECULAR DYNAMICS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  FOR THE 1997 ANNUAL MEETING OF STOCKHOLDERS

        The undersigned stockholder of Molecular Dynamics, Inc., a Delaware corporation, (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 23, 1997, and hereby appoints James M. Schlater and Jay Flatley, or either of them, as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Stockholders of Molecular Dynamics, Inc. to be held on May 22, 1997, at 11:30 a.m., at the principal executive offices of the Company at 928 East Arques Avenue, Sunnyvale, California 94086, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and in their discretion, upon such other matter or matters that may properly come before the meeting and any adjournment(s) thereof.

        This proxy will be voted as directed or, if no contrary direction is indicated, will be voted as follows: (1) for the election of directors; (2) for ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 28, 1997; (3) for the approval and ratification of the Company's Restated 1997 Stock Option Plan which amends and restates the Company's predecessor Restated 1987 Stock Option Plan to extend the term through April 11, 2007 and to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares; and (4) for the approval and ratification of an amendment to the Company's 1993 Employee Stock Purchase Plan to increase the number of shares of Common Stock issuable thereunder by 500,000 shares, and as said proxies deem advisable on such other matters as may come before the meeting.

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE

                 (Continued and to be signed on reverse side.)

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                            MOLECULAR DYNAMICS, INC.

    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY  []



1.  Election of Directors                         FOR ALL   WITHHOLD   FOR ALL
    Nominees: James M. Schlater, Jay Flatley,                  AS      EXCEPT
    C. Woodrow Rea, Jr., Robert Keeley,
    Janice M. LeCocq, Jack Lloyd                   [ ]       [ ]        [ ]


    -------------------------------------------
    (Except nominee(s) written above)



2.  To ratify this appointment of KPMG Peat         FOR     AGAINST    ABSTAIN
    Marwick LLP as the Company's independent
    auditors for the fiscal year ending             [ ]       [ ]        [ ]
    December 28, 1997.

3.  To approve and ratify the Company's Restated    FOR     AGAINST    ABSTAIN
    1997 Stock Option Plan which amends and
    restates the Company's predecessor Restated     [ ]       [ ]        [ ]
    1987 Stock Option Plan to extend the term through April 11, 2007 and to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares.

4.  To approve and ratify an amendment to the       FOR     AGAINST    ABSTAIN
    Company's 1993 Employee Stock Purchase Plan
    to increase the number of shares of Common      [ ]       [ ]        [ ]
    Stock issuable thereunder by 500,000 shares.

NOTE: This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned in the enclosed envelope.

                                   Dated                                  , 1997
                                        ----------------------------------

Signature(s)
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Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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                              FOLD AND DETACH HERE

                            YOUR VOTE IS IMPORTANT!

               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                          USING THE ENCLOSED ENVELOPE